UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) January 31, 2023

COMMVAULT SYSTEMS, INC.
(Exact name of registrant as specified in its charter)

Delaware	1-33026	22-3447504
(State or other jurisdiction of incorporation)	(Commission file number)	(I.R.S. Employer Identification No.)

1 Commvault Way
Tinton Falls, New Jersey 07724
(Address of principal executive offices, including zip code)

(732) 870-4000
(Registrant's telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):
☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock	CVLT	The Nasdaq Stock Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2).
Emerging growth company ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01 Entry into a Material Definitive Agreement

On January 31, 2023 Commvault System, Inc. (“Commvault”) and Ashling Development, LLC entered into a Purchase and Sale Agreement (the “Agreement”) for the sale of Commvault’s corporate headquarters located at One Commvault Way, Tinton Falls, New Jersey (the “Premises”) for a purchase price of $40,000,000. Consummation of the sale is subject to customary closing conditions. Commvault believes that the sale will likely close in the first half of fiscal 2024. Upon closing of the transaction, Commvault plans to enter into a lease for a portion of the Premises.

A copy of the Agreement is included as Exhibits 10.1 and 10.2. The foregoing description of the Agreement is qualified in its entirety by reference to the full text of the Agreement, which is incorporated herein by reference.

Item 2.02 Results of Operations and Financial Condition

On January 31, 2023, Commvault issued a press release announcing its results for its third fiscal quarter ended December 31, 2022. A copy of the press release is attached hereto as Exhibit 99.1.

This information is being furnished pursuant to Item 2.02 and shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934 or otherwise subject to the liabilities under that section and shall not be deemed to be incorporated by reference into filings under the Securities Act of 1933.

Item 9.01 Financial Statements and Exhibits

(d)    Exhibits:

Exhibit No.	Description
10.1*	Purchase and Sale Agreement by and between Commvault and Ashling Development, LLC with an effective date of January 31, 2023
10.2*	Purchase and Sale Agreement by and between Commvault and Ashling Development, LLC with an effective date of January 31, 2023
99.1	Press Release dated January 31, 2023
104	Cover Page Interactive Data File (formatted as inline XBRL and contained in the Inline XBRL document)
*Certain exhibits to this agreement have been omitted pursuant to Item 601(a)(5) of Regulation S-K. A copy of any omitted exhibit will be furnished as a supplement to the Securities and Exchange Commission upon request.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

COMMVAULT SYSTEMS, INC.

Dated:	January 31, 2023	/s/ Gary Merrill
Gary Merrill Chief Financial Officer (Principal Financial Officer)

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